Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

10. COMMITMENTS AND CONTINGENCIES

Collaboration Agreement

On December 8, 2011, the Company entered into a Collaboration Agreement between The Hospital for Sick Children (“SickKids”) and the Ontario Brain Institute (“OBI”). Under the terms of the Collaboration Agreement, the OBI agreed to fund SickKids activities related to the development of a software based treatment program for Attention Deficit and Hyperactivity Disorder in children (the “Project”). Funding of SickKids by the OBI was based on a Project budget of CAD$491,204 in which the Company was to contribute at least the same financial commitments for its own activities under the Project. During the Project period from December 8, 2011 to March 31, 2014, the Company contributed approximately CAD$540,000 consisting of CAD$437,400 of salaries and consulting fees, CAD$50,000 of software development and CAD$53,000 of equipment, supplies and overhead. Under the terms of the Collaboration Agreement, Project activities were to be substantially completed by March 31, 2014. Under the terms of the Collaboration Agreement, the Company is obligated to pay SickKids a minimum royalty on Project intellectual property of the amount of the Development Grant CAD$491,204. Under the terms of the royalty agreement between the Company and SickKids, such payments are to be made based on 5% of net revenue for the first CAD$15,000,000 of related Project product and 2.5% of net revenue thereafter. As of December 31, 2019, $5,000 is due under the terms of the royalty agreement.

Consulting Agreement

On June 24, 2019, the Company entered into an Executive Consulting Agreement (Agreement) with Benjamin Kaplan (BK) to serve as the Company’s CEO for an initial term of 24 months. In addition to the monthly consulting fee, the Agreement provides for a one month ‘termination fee’ if the Agreement is terminated without cause.

On June 29, 2019, the Company and BK amended the Agreement as follows:

BK was granted a Warrant to purchase that number of shares of common stock of the Company equal to 5% of the issued and outstanding common shares, on a fully diluted basis. The Warrant has an exercise price of $0.01 USD per share and shall expire June 29, 2021.

Upon the closing of a Significant Transaction (defined as the closing of financing for at least $500,000 USD or the closing of an acquisition with a valuation (determined by the value of the consideration paid by the Company) of not less than $1,000,000 USD), BK would be granted a number of shares equal to 5% of the issued and outstanding common shares, on a fully diluted basis including such shares to be issued or that could be issued pursuant to the transaction on the closing date of such Significant Transaction. This stock grant can be earned by BK for each Significant Transaction closed during the term of the Agreement.

The Company would reimburse BK $2,500 CAD per month for rent.

Leases

The Company vacated offices during the year and settled all lease liabilities. As of December 31, 2019, there were no lease amounts due.

Novel coronavirus

Any serious disruption with the Company’s suppliers or customers due to the COVID-19 outbreak could impair the Company’s ability to meet and/or generate demand for its product, which may negatively impact the Company’s revenue, financial condition, and commercial operations. Such outbreaks could also result in delays in or the suspension of the Company’s research and product development activities, regulatory work streams, its clinical studies and other important functions. The Company is unable to predict the outcome of these matters and is unable to make a meaningful estimate of the amount or range of loss, if any, that could result from an unfavorable outcome.